Exhibit 10.6

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks (“*****”), and the omitted text has been filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

LICENSE AGREEMENT

AMENDMENT No. 7

This License Agreement Amendment No. 7 (the “Amendment No. 7”) executed and delivered as of April 27, 2009 amends the License Agreement dated September 20, 2005, as later amended (the “Agreement”) by and between Standard & Poor’s Financial Services LLC (“S&P”) and Chicago Mercantile Exchange Inc. (“CME”).

RECITALS

WHEREAS, S&P and CME are parties to the Agreement, and now mutually desire to amend certain terms of the same.

NOW, THEREFORE, in consideration of the premises and the covenants and conditions contained herein, the sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows. All capitalized terms used but not defined in this Amendment No. 7 shall have the meaning assigned to such terms in the Agreement.

1.	Section 1 of the Agreement shall be amended by replacing the following section in their entirety, with the following:

(x) “S&P Marks” shall mean the designations listed in Appendix 2 to this Agreement including the S&P/CitiGroup Marks, S&P-GSCI Marks and S&P Total Return Marks.

(y) “S&P Stock Indices” shall mean the stock indices listed in Appendix 1 to this Agreement including the S&P/Citigroup Indices, the S&P-GSCI Indices, (it is noted that these include indices that are not stock indices) and the S&P Total Return Indices.

2.	Section 1 of the Agreement shall be amended by adding the following after Section 1 (kk):

(ll) “S&P Total Return Indices” shall mean the indices identified in Appendix 1 to this Agreement as “S&P Total Return Indices.”

(mm) “S&P Total Return Marks” shall mean the marks identified in Appendix 2 to this Agreement as “S&P Total Return Marks.”

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks (“*****”), and the omitted text has been filed separately with the Securities and Exchange Commission.

(nn) “S&P Total Return Contract” shall mean the Futures Contracts the final settlement price of which is calculated using one or more values of an S&P Total Return Index and Option Contracts on such Futures Contracts.

3.	Section 3 shall be amended by adding the following:

(c) S&P Total Return Indices. For all S&P Total Return Indices for which an S&P Total Return Contract is listed by CME, the exclusivity shall apply without regard to an ADV threshold.

4.	Section 5 shall be amended by adding the following:

(j) S&P Total Return License Fees. Notwithstanding the forgoing, the license fee payable for each S&P Total Return Contract traded having a duration of 12 months and a contract multiplier of 1,000 shall be $*****. The duration is the time between the date the Contract is first listed for trading and the last day of trading (i.e. expiration) of that Contract.

Should CME, in its sole discretion, offer an S&P Total Return Contract with a multiplier other than $1,000 then the license fee shall be proportionately adjusted and rounded to the nearest whole penny on a prospective basis as of the date of such adjustment. For example:

Contract Multiplier	Duration	Fee
1,000	12 months	$*****
500	12 months	$*****
250	12 months	$*****

Should CME, in its sole discretion, offer a S&P Total Return Contract with an S&P Total Return Contract having a duration other than 12 months, the license fees shall be adjusted license fee shall be proportionately adjusted (relative to 12 months) and rounded to the nearest whole penny on a prospective basis as of the date of such adjustment. For example:

Contract Multiplier	Duration	Fee
1,000	24 months	$*****
1,000	12 months	$*****
1,000	6 months	$*****
1,000	3 month	$*****

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks (“*****”), and the omitted text has been filed separately with the Securities and Exchange Commission.

5.	Appendix 1 shall be amended by adding the following language at the end:

S&P Total Return Indices

S&P 100 (TR) (4 JAN 1988)

S&P 1000 (TR)

S&P 400 (TR)

S&P 400 (TR) (28 JUN 1991)

S&P 400 (TR) (31 JAN 1981)

S&P 400 Consumer Discretionary (Sector) (TR)

S&P 400 Consumer Staples (Sector) (TR)

S&P 400 Energy (Sector) (TR)

S&P 400 Financials (Sector) (TR)

S&P 400 Health Care (Sector) (TR)

S&P 400 Industrials (Sector) (TR)

S&P 400 Information Technology (Sector) (TR)

S&P 400 Materials (Sector) (TR)

S&P 400 Telecommunication Services (Sector) (TR)

S&P 400 Utilities (Sector) (TR)

S&P 500 (TR)

S&P 500 (TR) (1970)

S&P 500 (TR) (4 JAN 1988)

S&P 500 Consumer Discretionary (Sector) (TR)

S&P 500 Consumer Staples (Sector) (TR)

S&P 500 Energy (Sector) (TR)

S&P 500 Financials (Sector) (TR)

S&P 500 Health Care (Sector) (TR)

S&P 500 Industrials (Sector) (TR)

S&P 500 Information Technology (Sector) (TR)

S&P 500 Materials (Sector) (TR)

S&P 500 Telecommunication Services (Sector) (TR)

S&P 500 Utilities (Sector) (TR)

S&P 500/Citigroup Growth (TR)

S&P 500/Citigroup Pure Growth (TR)

S&P 500/Citigroup Pure Value (TR)

S&P 500/Citigroup Value (TR)

S&P 600 (TR)

S&P 600 (TR) (31 DEC 1993)

S&P 600 (TR) (31 JAN 1984)

S&P 600 Consumer Discretionary (Sector) (TR)

S&P 600 Consumer Staples (Sector) (TR)

S&P 600 Energy (Sector) (TR)

S&P 600 Financials (Sector) (TR)

S&P 600 Health Care (Sector) (TR)

S&P 600 Industrials (Sector) (TR)

S&P 600 Information Technology (Sector) (TR)

S&P 600 Materials (Sector) (TR)

S&P 600 Telecommunication Services (Sector) (TR)

S&P 600 Utilities (Sector) (TR)

S&P 900 (TR)

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks (“*****”), and the omitted text has been filed separately with the Securities and Exchange Commission.

S&P Composite 1500 (TR) (31 DEC 94)

S&P Composite 1500 Consumer Discretionary (Sector) (TR)

S&P Composite 1500 Consumer Staples (Sector) (TR)

S&P Composite 1500 Energy (Sector) (TR)

S&P Composite 1500 Financials (Sector) (TR)

S&P Composite 1500 Health Care (Sector) (TR)

S&P Composite 1500 Industrials (Sector) (TR)

S&P Composite 1500 Information Technology (Sector) (TR)

S&P Composite 1500 Materials (Sector) (TR)

S&P Composite 1500 Telecommunication Services (Sector) (TR)

S&P Composite 1500 Utilities (Sector) (TR)

S&P MidCap 400/Citigroup Growth (TR)

S&P MidCap 400/Citigroup Pure Growth (TR)

S&P MidCap 400/Citigroup Pure Value (TR)

S&P MidCap 400/Citigroup Value (TR)

S&P SmallCap 600/Citigroup Growth (TR)

S&P SmallCap 600/Citigroup Pure Growth (TR)

S&P SmallCap 600/Citigroup Pure Value (TR)

S&P SmallCap 600/Citigroup Value (TR)

6.	Appendix 2 shall be amended by adding the following language at the end:

S&P Total Return Marks

S&P 100 (TR) (4 JAN 1988)

S&P 1000 (TR)

S&P 400 (TR)

S&P 400 (TR) (28 JUN 1991)

S&P 400 (TR) (31 JAN 1981)

S&P 400 Consumer Discretionary (Sector) (TR)

S&P 400 Consumer Staples (Sector) (TR)

S&P 400 Energy (Sector) (TR)

S&P 400 Financials (Sector) (TR)

S&P 400 Health Care (Sector) (TR)

S&P 400 Industrials (Sector) (TR)

S&P 400 Information Technology (Sector) (TR)

S&P 400 Materials (Sector) (TR)

S&P 400 Telecommunication Services (Sector) (TR)

S&P 400 Utilities (Sector) (TR)

S&P 500 (TR)

S&P 500 (TR) (1970)

S&P 500 (TR) (4 JAN 1988)

S&P 500 Consumer Discretionary (Sector) (TR)

S&P 500 Consumer Staples (Sector) (TR)

S&P 500 Energy (Sector) (TR)

S&P 500 Financials (Sector) (TR)

S&P 500 Health Care (Sector) (TR)

S&P 500 Industrials (Sector) (TR)

S&P 500 Information Technology (Sector) (TR)

S&P 500 Materials (Sector) (TR)

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks (“*****”), and the omitted text has been filed separately with the Securities and Exchange Commission.

S&P 500 Telecommunication Services (Sector) (TR)

S&P 500 Utilities (Sector) (TR)

S&P 500/Citigroup Growth (TR)

S&P 500/Citigroup Pure Growth (TR)

S&P 500/Citigroup Pure Value (TR)

S&P 500/Citigroup Value (TR)

S&P 600 (TR)

S&P 600 (TR) (31 DEC 1993)

S&P 600 (TR) (31 JAN 1984)

S&P 600 Consumer Discretionary (Sector) (TR)

S&P 600 Consumer Staples (Sector) (TR)

S&P 600 Energy (Sector) (TR)

S&P 600 Financials (Sector) (TR)

S&P 600 Health Care (Sector) (TR)

S&P 600 Industrials (Sector) (TR)

S&P 600 Information Technology (Sector) (TR)

S&P 600 Materials (Sector) (TR)

S&P 600 Telecommunication Services (Sector) (TR)

S&P 600 Utilities (Sector) (TR)

S&P 900 (TR)

S&P Composite 1500 (TR) (31 DEC 94)

S&P Composite 1500 Consumer Discretionary (Sector) (TR)

S&P Composite 1500 Consumer Staples (Sector) (TR)

S&P Composite 1500 Energy (Sector) (TR)

S&P Composite 1500 Financials (Sector) (TR)

S&P Composite 1500 Health Care (Sector) (TR)

S&P Composite 1500 Industrials (Sector) (TR)

S&P Composite 1500 Information Technology (Sector) (TR)

S&P Composite 1500 Materials (Sector) (TR)

S&P Composite 1500 Telecommunication Services (Sector) (TR)

S&P Composite 1500 Utilities (Sector) (TR)

S&P MidCap 400/Citigroup Growth (TR)

S&P MidCap 400/Citigroup Pure Growth (TR)

S&P MidCap 400/Citigroup Pure Value (TR)

S&P MidCap 400/Citigroup Value (TR)

S&P SmallCap 600/Citigroup Growth (TR)

S&P SmallCap 600/Citigroup Pure Growth (TR)

S&P SmallCap 600/Citigroup Pure Value (TR)

S&P SmallCap 600/Citigroup Value (TR)

7.	In the event of any conflict, ambiguity or inconsistency between the terms and conditions of this Amendment No. 7 and the terms and conditions of the Agreement, the terms and conditions of this Amendment No. 7 shall govern and control.

Except as modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks (“*****”), and the omitted text has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be executed as of the date specified above.

STANDARD & POOR’S FINANCIAL SERVICES LLC.		CHICAGO MERCANTILE EXCHANGE INC.

By:	/s/ Robert Shakotko	By:	/s/ Scot Warren
Name:	Robert Shakotko	Name:	Scot Warren
Title:	Managing Director, Index Services	Title:	Managing Director Equity Products